EXHIBIT B


MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II

SERIES 1994-A


The undersigned, a duly authorized
representative of The Prudential Bank
and Trust Company ("PB&T"), as Servicer
pursuant to the Pooling and Servicing
Agreement dated as of August 1, 1994, as amended July 31, 1997, and the Series
1994-A Supplement dated as of August 10,
1994, as amended July 31, 1997,
(collectively, the "Pooling and
Servicing Agreement") by and between
PB&T and Bankers Trust as trustee, (the
"Trustee"), does hereby certify as
follows:

A)	Capitalized terms used in this
notice have their respective meanings
set forth in the Pooling and Servicing
Agreement; provided, that the "Preceding
Monthly Period" shall mean the Monthly
Period immediately preceding the
calendar month in which this notice is
delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
Agreement.  This notice is delivered
pursuant to Section 4.08 of the Pooling
and Servicing Agreement.

B)	PB&T is the Servicer under the
Pooling and Servicing Agreement.

C)	The undersigned is a Servicing
Officer.

D)	The date of this notice is a
Determination Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.08, the Servicer
does hereby instruct the Trustee (i) to
make a withdrawal from the Defeasance
Account on October 14, 1997, which date
is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.08:

A) 	Pursuant to subsection 4.08 (a):
(1) Interest at the Certificate Rate for
the preceding Monthly Period on the
Investor Interest
 ...	$2,237,812.50

(2) Deficiency Amounts
 .......	$0.00

B)	Pursuant to subsection 12.05:

(1) Pay to the
Seller....		$0.00

Total........	$0.00



II.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals
and transfers to be made in accordance
with this notice, the following amounts
will be accrued and unpaid with respect
to all Monthly Periods preceding the
current calendar month:


A)	Subsection 4.08 (a): The aggregate
amount of all Deficiency Amounts
 .....				$0.00


B-2


IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 6th
day of October 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name: Joel L. Rosenberg
Title:Senior Vice President


B-3

FORM OF MONTHLY CERTIFICATEHOLDER'S
STATEMENT


SERIES 1994-A

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II


Under Section 5.02 of the Pooling and
Servicing Agreement dated as of August
1, 1994, as amended July 31, 1997, and
the Series 1994-A Supplement dated
August 10, 1994, as amended July 31,
1997, (collectively, the "Pooling and
Servicing Agreement") by and between The
Prudential Bank & Trust Company ("PB&T") and Bankers Trust, as trustee (the
"Trustee"), PB&T, as Servicer, is
required to prepare certain information
each month regarding current
distributions to Series 1994-A
Certificateholders and the performance
of the PB&T Master Credit Card Trust
(the "Trust") during the previous month.
 The information which is required to be
prepared with respect to the
Distribution Date of October 15, 1997
and with respect to the performance of
the Trust during the month of September
1997 is set forth below. Certain
information is presented on the basis of an amount of $1,000 per series 1994-A
Certificate (a "Certificate").  Certain
other information is presented based on
the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

A.	Information Regarding the Current
Monthly Distribution (Stated on the
basis of $1,000 Original Certificate
Principal Amount.)

1.	The total amount of the
distribution to Certificateholders on
October 15, 1997, per $1,000 original
certificate principal amount
 .......	$4.97

2.	The amount of the distribution set
forth in paragraph 1 above in respect of
interest on the Certificates, per $1,000
original certificate principal amount
 .............				$4.97

3.	The amount of the distribution set
forth in paragraph 1 above in respect of
principal of the Certificate, per $1,000
original certificate principal amount
 ................	$0.00








B.	Information Regarding the
Performance of the Trust

1.	Permitted Investments Outstandings

The aggregate amount in the Distribution
Account of sales and maturities and
interest payments , allocated in respect
of the
Certificates		$2,237,812.50

2.	Deficit Controlled Amortization
Amount			$0.00


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:  Joel L. Rosenberg
Title: Senior Vice President



C-2 Schedule - to Monthly Servicer's
Certificate with respect to the Series
1994-A Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
_______________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES
1994-A
_______________________________________

1.	Amount available in Distribution
Account						$2,237,812.50

2.	The
amount of interest payable to the Series
1994-A Certificateholders on the
Distribution Date in the current
calendar month is equal to
 ......			$2,237,812.50

3.	The amount of principal payable to
the Series 1994-A Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ...........			$0.00

4.	The sum of all amounts payable to
the Series 1994-A Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ...				$2,237,812.50

5.	To the knowledge of the
undersigned, no Series 1994-A Pay Out
event or Trust Pay Out Event has
occurred except as described
below:					None


IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 6th
day of October 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Joel L. Rosenberg
Title: Senior Vice President